SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) March 27, 1995
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                          FLEET FINANCIAL GROUP, INC.
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           (Exact name of registrant as specified in its charter)


                               RHODE ISLAND
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               (State or other jurisdiction of incorporation)

                 1-6366                     05-0341324
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     (Commission File Number)        (IRS Employer Identification No.)


      One Federal Street, Boston, Massachusetts                  02110
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     (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number, including area code:   (617) 292-2000
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       (Former name or former address, if changed since last report)



                             Page 1 of    Pages
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                          Exhibit Index on Page 4

Item 5.  Other Materially Important Events.
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          On March 27, 1996, Registrant authorized the sale of and
         established the terms of $1,313,400,000 in aggregate principal amount of its Medium-Term Notes, Series J and K (the "Institutional Notes"), including $300,000,000 in aggregate principal amount of its Retail Medium-Term Notes, Series J and K (the "Retail Notes, collectively with the Institutional Notes, the "Notes"), under Registration Statement No. 333-00701. The Notes have maturities ranging from nine months to thirty years and bear interest at fixed or floating rates. The Institutional Notes are to be offered by Registrant's Agents, Fleet Bank of Massachusetts, National Association, Goldman, Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and Salomon Brothers Inc. The Retail Notes are to be offered by Registrant's Agent, Smith Barney Inc.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a)  Financial Statements

          Not applicable

     (b)  Pro Forma Financial Statements

          Not applicable

     (c)  Exhibits

    The following exhibits are filed as part of this report:

          (1)(a) Selling Agency Agreement dated March 27, 1996 between Registrant, Goldman Sachs & Co., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan
          Securities, Inc. and Salomon Brothers Inc

          (1)(b) Selling Agency Agreement dated March 27, 1996 between Registrant and Smith Barney Inc.

          (1)(c) Distribution Agreement dated March 27, 1996 between Registrant and Fleet Bank of Massachusetts, National Association

          (4)(a) Specimen certificate of the Series J Senior Medium-Term
          Note

          (4)(b) Specimen certificate of the Series K Subordinated Medium-Term Note



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          (4)(c) Specimen certificate of the Series J Senior
          Retail Medium-Term Note

          (4)(d) Specimen certificate of the Series K Subordinated Retail Medium-Term Note

          (5)    Opinion of Edwards & Angell, counsel to the Registrant.

          (12) Statement of Computation of Ratios (for consolidated ratios of earnings to fixed charges contained in the Prospectus dated March 25, 1996 and Prospectus Supplement dated March 27, 1996 relating to the Notes) (incorporated by reference to Exhibit
          12(a) of Registration Statement No. 333-000701).



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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                   FLEET FINANCIAL GROUP, INC.
                                   Registrant


                                   By /s/ Douglas L. Jacobs
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                                          Douglas L. Jacobs
                                          Treasurer


Date:  March 27, 1996